SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION ("sai")

AMERITAS CORE STRATEGIES PORTFOLIO

CALVERT CARIABLE SERIES, Inc.

Date of SAI: September 4, 2003

Date of Supplement: November 17, 2003

Please add under "Investment Advisor and Subadvisors":

The Advisor receives monthly advisory fees based on the following annual rates of the respective Portfolio’s average daily net assets:

Core Strategies          .75%

The Advisor has contractually agreed to limit annual portfolio operating expenses for the Core Strategies Portfolio through December 31, 2005 as reflected in the table below:

Core Strategies          .95%